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[GRAPHIC OMITTED]
 EQUITY FUND, INC.                       600 FIFTH AVENUE, NEW YORK, N.Y. 10020
                                         (212) 830-5200
================================================================================

January 30, 1998

Dear Shareholder:

Nineteen ninety-seven was an exceptional year for the financial markets, marking another year of spectacular gains for both the equity and fixed income markets. The Reich & Tang Equity Fund generated a good absolute gain, providing a total return of 13.8%. The Fund's net asset value on December 31, 1997 was $17.25 per share after accounting for a quarterly distribution of $3.2467 per share, comprised of $0.0187 in current dividends, $0.4450 in short-term capital gains, and $2.7830 in long-term capital gains. The portfolio ended the year with positions in 45 companies. The top fifteen holdings accounted for 52.8% of assets. Your portfolio owned a number of companies that performed very well last year, including Pitney Bowes, Nellcor Puritan Bennett, Policy Management Systems, Teleflex, Dexter, The Limited, Sonoco Products, Lee Enterprises and Ball Corp., whose stocks recorded gains ranging from about 30% to over 80%. Looking forward, we believe that holdings such as Varian, Camco, Nine West, Allergan, Polaroid, BMC Industries, Millipore, Fruit of the Loom, Kerr McGee, Corning, York International and St. Jude Medical will be among the key driver's to the Fund's 1998 performance. Some of these companies are discussed in the enclosed thesis entitled "When Losers Become Winners". Meanwhile, we are maintaining a relatively low risk investment profile as measured by the high-quality characteristics of the individual businesses and the discount valuations accorded the stocks in the portfolio, as shown in the company valuation profile later in this review.

Relative performance lagged the major market indices, as the majority of individual stocks in the market far under-performed the weighted indices, which were driven primarily by the largest capitalization stocks. This period of under-performance contrasts sharply with the superior relative returns generated from 1992 through 1994, a time when the major market indices made only modest gains. Last year, as in the previous two years, the large cap, high price/earnings (P/E) growth stocks far outperformed the mid-to-small capitalization value sector of the market. Over 50% of the movement in the S&P 500 index in 1997 was accounted for by only 33 stocks, all in the largest capitalization quintile! The smallest of these 33 stocks had a market cap of over $33 billion, the largest over $240 billion. Your portfolio's median market cap is approximately $2.0 billion. At the same time, the financial, technology and communication service sectors produced outsized gains. In keeping with our low-risk investment style, we had under-weighted these sectors due to their inherently higher volatility and higher-risk business profiles. This strategy obviously penalized relative performance. Without abandoning our normal emphasis on risk avoidance, we are taking a hard look at individual stock selection with an eye toward better exploiting important secular trends in the economy. Certainly, mid-and-small capitalization stocks are presently valued cheaply compared to most of the "well known" large cap companies, and since we normally buy these stocks "on the bad news", the positions are established at deeply discounted valuations.

The key to long-term out-performance remains staying true to one's investment style, picking the right stocks and then sticking with those stocks even in periods when they lag. Our "fishing pond" and focus remains in the mid-to-small capitalization area, on companies with market caps ranging from about $500 million to $5 billion. This market sector has historically generated above average returns. Here, individual company fundamentals

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
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and their business  dynamics are well positioned to once again generate superior gains, and our specific focus on high quality companies will ultimately provide superior returns while exposing investors to minimum risk over a full investment cycle. Today, these stocks are valued cheaply relative to most of the larger capitalization issues, and we are having an opportunity to build significant investment positions at very attractive prices. Historically, a number of our best performing stocks have initially produced disappointing returns, penalizing portfolio performance for the first year or two, and they then produced outsized gains for a protracted period of time. Some of our more recent investments which generated substantial gains, though no longer held in the portfolio, include Becton Dickinson, American Cyanamid, Pioneer Hi-Bred, Minerals Technology,
Ecolab,  Medtronic,   Morton  International,   Dover  Corp.,  Equifax  and  Tyco
International, which were all initially purchased on bad news. Patience pays.

As a result of the dichotomy in the market last year, many of the portfolio holdings are currently selling at "bargain" prices, both absolutely and relative to the broad market. We have enclosed a profile of the top holdings in the portfolio, which clearly demonstrates the discount valuation accorded these companies. These companies also appear well positioned fundamentally for the year ahead. We believe that the less well known smaller stocks should outperform once the capital markets begin to establish a clearer understanding of the financial and economic implications of the Asian currency realignments. At present, the fear of the unknown simply limits the short-term appeal of small- and mid-cap opportunities. Ironically, it is the most liquid multinational companies that are likely to be most negatively affected by the turmoil in Asia. Fundamental factors favoring small-and mid-caps include a more favorable earnings outlook, historically depressed valuations, and muted investor sentiment. We'll discuss some of the mid-and small-cap portfolio holdings in detail shortly. Valuation data on the top holdings follow:

                                            PROFILE OF TOP FIFTEEN POSITIONS
                                            --------------------------------
             Net Debt to         Ent. Value/                          P/EBITDA      VAL/
             Total Capital        EBITDA98      P/E 98      P/BV 98      98        SALES 98      P/GCF 98     P/Sales 98
             -------------        ----------   -------      -------    --------    --------      --------     ----------

 Portfolio Weighted
   Average        26%                 7.5X       15.6X        2.6X        6.8X        1.4X          9.8X           1.3X
 S&P 400          35%                 9.8        21.3         4.1         8.6         1.6          11.6            1.4

A review of the S&P 500 index's performance by quintile shows that the bottom two quintiles, where we invest, appreciated only about 9% on average as compared to a 38% gain for the largest quintile! Over time, we believe that this disparity will be corrected, and, as in the past, mid-to-small capitalization stocks will once again outperform.

                                                      TABLE 3
                                                      -------
      Capitalization Quintiles                       Percent of                      1997
            ($ Billions)                                Index                     Performance
             ----------                                 -----                     -----------
       18.1     to     240.1                             66.2                        +38.4
        9.2     to      18.0                             16.8                        +30.0
        5.4     to       9.1                              9.4                        +28.6
        2.8     to       5.4                              5.3                        +14.1
        0.3     to       2.7                              2.3                        + 3.0


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
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The real  strength in the weighted  S&P 500 index was in the top two  quintiles, where those well-known, large capitalization companies such as General Electric,
Merck,   Texaco,   Gillette,   International   Business   Machines,   and  other
high-multiple, blue-chip stocks reside, as shown in Table 3. As noted earlier, just 33 large cap stocks accounted for about 50% of the S&P 500's 33.3% gain last year.

On December 31, 1997 Robert F. Hoerle resigned as Chairman of the Reich & Tang Equity Fund. Mr. Hoerle will continue to manage part of the assets of the Fund along with Mr. Wilson and the other analyst/managers at Reich & Tang. Consequently, there will be no change in the management of the Fund's assets. We thank Mr. Hoerle for his years of service as Chairman. Mr. Richard E. Smith, III replaces Mr. Hoerle as Chairman of the Fund. Mr. Smith is President & Chief Executive Officer of the Reich & Tang Capital Management Group.

Sincerely,

/s/Richard E. Smith III



Richard E. Smith III
Chairman









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

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                    Comparison of change in value of $10,000 investment in the
                          Reich & Tang Equity Fund, Inc. and the S&P 500 Index.





                                       REICH & TANG EQUITY FUND, INC.
                                         Performance Comparison Chart


The chart below represents the omitted graph.

                         REICH & TANG EQUITY FUND, INC.
                          Performance Comparison Chart
INCEPTION           S&P 500             R&T Equity
 01/09/85            10,000.00           10,000.00
 12/31/85            13,374.30           13,766.20
 12/31/86            15,876.30           15,783.30
 12/31/87            16,708.50           16,590.00
 12/31/88            19,470.20           20,378.60
 12/31/89            25,641.10           24,019.50
 12/31/90            24,848.40           22,618.60
 12/31/91            32,406.00           27,832.00
 12/31/92            34,870.00           32,380.20
 12/31/93            38,380.40           36,851.20
 12/31/94            38,887.00           37,477.00
 12/31/95            53,500.00           48,029.00
 12/31/96            65,784.00           56,132.00
 12/31/97            87,732.00           63,860.00

---------------------------- ------------- ------------------------------------
                                                 Average Annual Returns
---------------------------- ------------- ------------------------------------
                                                                  Since
                               One Year       Five-Year          1/9/1985
                             ------------- ---------------- -------------------

Reich & Tang Equity Fund        13.77%         14.55%             15.36%
S & P 500 Index                 33.36%         20.27%             18.22%
---------------------------- ------------- ---------------- -------------------



             Past performance is not predictive of future performance.


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

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REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1997

================================================================================

                                                                                                       Value
                                                                                Shares               (Note 1)
                                                                                ------                ------
Common Stocks (98.07%)
------------------------------------------------------------------------------------------------------------------------------------
 Aerospace/Defense (2.62%)
 Sundstrand Corporation                                                        46,000           $     2,317,250
                                                                                                 --------------
 Agriculture (1.11%)
 Freeport McMoRan Sulphur Inc.*                                                 6,233                    73,238
 IMC Global Inc.                                                               26,550                   869,512
 IMC Global Inc. - Warrants*                                                    9,833                    38,103
                                                                                                 --------------
                                                                                                        980,853
 Auto Original Equipment (0.98%)                                                                 --------------
 OEA Inc.                                                                      30,000                   868,125
                                                                                                 --------------
 Auto Parts - Replacements (3.68%)
 Federal - Mogul Corporation                                                   80,500                 3,260,250
                                                                                                 --------------
 Business Services (1.90%)
 Olsten Corp.                                                                 112,000                 1,680,000
                                                                                                 --------------
 Chemical (Specialty) (2.47%)
 Great Lakes Chemical Corporation                                              12,000                   538,500
 Hercules Incorporated                                                         33,000                 1,652,062
                                                                                                 --------------
                                                                                                      2,190,562
 Commercial Services (8.26%)                                                                     --------------
 Deluxe Corporation                                                            70,000                 2,415,000
 Manpower Inc.                                                                 64,000                 2,256,000
 Rollins Inc.                                                                 130,000                 2,640,625
                                                                                                 --------------
                                                                                                      7,311,625
 Computer and Computer Services (2.83%)                                                          --------------
 Policy Management Systems*                                                    36,000                 2,504,250
                                                                                                 --------------

 Converted Paper Products (7.17%)
 Reynolds and Reynolds                                                         80,800                 1,489,750
 Sonoco Products Company                                                      107,200                 3,718,500
 Wausau-Mosinee Paper Corp.                                                    56,600                 1,139,075
                                                                                                 --------------
                                                                                                      6,347,325
 Drugs (3.14%)                                                                                   --------------
 Allergan Inc.                                                                 83,000                 2,785,688
                                                                                                 --------------
 Electronics (1.03%)
 General Semiconductor Inc.*                                                   79,000                   913,438
                                                                                                 --------------
 Energy (3.61%)
 Kerr-McGee Corporation                                                        50,500                 3,197,281
                                                                                                 --------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

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REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1997

================================================================================

                                                                                                       Value
                                                                                Shares               (Note 1)
                                                                                ------                ------
Common Stocks (Continued)
------------------------------------------------------------------------------------------------------------------------------------

Food Processing (2.05%)
Universal Foods Corp.                                                         43,000            $    1,816,750
                                                                                                 -------------
Grocery (1.30%)
Food Lion, Inc. Class A                                                      136,500                 1,151,719
                                                                                                 -------------
Imaging (4.10%)
Polaroid Corp.                                                                74,500                 3,627,219
                                                                                                 -------------
Industrial Products (6.10%)
Albany International Corp.                                                    90,200                 2,074,600
BMC Industries Inc.                                                           49,000                   790,125
Corning Incorporated                                                          56,500                 2,097,563
Dexter Corporation (The)                                                      10,300                   444,831
                                                                                                 -------------
                                                                                                     5,407,119
                                                                                                 -------------
Industrial Services (3.09%)
Harsco Corp.                                                                  63,500                 2,738,438
                                                                                                 -------------
Insurance (Prop/Casualty) (2.03%)
UNUM Corporation                                                              33,000                 1,794,375
                                                                                                 -------------
Machinery (1.88%)
York International Corp.                                                      42,000                 1,661,625
                                                                                                 -------------
Medical Supplies & Equipment (4.93%)
St. Jude Medical Inc.*                                                       114,000                 3,477,000
STERIS Corporation*                                                           18,500                   892,625
                                                                                                 -------------
                                                                                                     4,369,625
                                                                                                 -------------
Newspaper (3.53%)
Lee Enterprises, Inc.                                                        105,700                 3,124,756
                                                                                                 -------------

Office Equipment & Supplies (1.78%)
Pitney Bowes, Inc.                                                            17,500                 1,573,906
                                                                                                 -------------

Packaging & Containers (2.22%)
Ball Corporation                                                              55,600                 1,963,375
                                                                                                 -------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------



================================================================================

                                                                                                      Value
                                                                                Shares               (Note 1)
                                                                                ------                ------
Common Stocks (Continued)
------------------------------------------------------------------------------------------------------------------------------------
Precision Instruments (12.96%)
Millipore Corporation                                                         12,500            $     424,218
Snap-On Tools Corp.                                                           85,000                3,708,125
Teleflex Inc.                                                                101,000                3,812,750
Varian Associates                                                             69,900                3,534,318
                                                                                                 ------------
                                                                                                   11,479,411
                                                                                                 ------------
Retail Store (3.44%)
Nine West Group Inc.*                                                         81,500                2,113,906
The Limited, Inc.                                                             36,500                  930,750
                                                                                                 ------------
                                                                                                    3,044,656
                                                                                                 ------------
Steel (General) (1.74%)
Allegheny Teledyne, Inc.                                                      59,500                1,539,563
                                                                                                 ------------
Telecommunications Equipment (3.10%)
Commscope Inc.*                                                              101,000                1,357,187
Nextlevel Systems Inc.*                                                       77,500                1,385,313
                                                                                                 ------------
                                                                                                    2,742,500
                                                                                                 ------------
Textile - Apparel (4.24%)
Fruit of the Loom, Inc.*                                                      84,000                2,152,500
Shaw Industries                                                              138,000                1,604,250
                                                                                                 ------------
                                                                                                    3,756,750
                                                                                                 ------------
Toy/School Supplies (0.78%)
Hasbro, Inc.                                                                  22,000                  693,000
                                                                                                 ------------
Total Common Stocks (Cost $65,592,195)                                                          $  86,841,434
                                                                                                 ------------
                                                                                    Face
                                                                                   Amount
                                                                                   ------
Short-Term Investments (2.36%)
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements (2.36%)
Morgan (J.P.) Securities Inc., 6.30%, due 01/02/98 (Collateralized by $1,493,000,
U.S. Treasury Bond, 9.875%, due 11/15/15)                                        $2,091,000     $   2,091,000
                                                                                                 ------------
Total Short-Term Investments (Cost $2,091,000)                                                  $   2,091,000
                                                                                                 ------------
Total Investments (100.43%) (Cost $67,683,195+)                                                    88,932,434
Liabilities in Excess of Cash and Other Assets (-0.43%)                                         (     379,059)
                                                                                                 ------------
Net Assets (100.00%) 5,132,894 shares outstanding (Note 3)                                      $  88,553,375
                                                                                                 ============
Net asset value, offering and redemption price per share                                        $       17.25
                                                                                                 ============
* Non-income producing.
+ Aggregate cost for federal income tax purposes is $67,686,874.  Aggregate unrealized appreciation and depreciation are, based on cost for Federal income tax purposes, $24,021,121 and $2,775,561 respectively.

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                       See Notes to Financial Statements.

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REICH & TANG EQUITY FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

================================================================================

INVESTMENT INCOME

Income:
    Dividends......................................................................   $      1,438,920
    Interest.......................................................................            197,658
                                                                                       ---------------
          Total income.............................................................          1,636,578
                                                                                       ---------------
Expenses: (Note 2)

    Investment management fee......................................................            740,385
    Administration fee.............................................................            185,096
    Distribution expenses..........................................................             46,274
    Custodian fees.................................................................             16,639
    Shareholder servicing and related shareholder expenses.........................             59,754
    Legal, compliance and filing fees..............................................             16,672
    Audit and accounting...........................................................             43,978
    Directors' fees and expenses...................................................             12,268
    Other..........................................................................              4,213
                                                                                       ---------------
    Total expenses.................................................................          1,125,279
    Expenses paid indirectly.......................................................   (          5,209)
                                                                                       ---------------
    Net expenses...................................................................          1,120,070
                                                                                       ---------------
Net investment income..............................................................            516,508
                                                                                       ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments...................................................          4,165,978
Net unrealized depreciation of investments.........................................   (      2,380,486)
                                                                                       ---------------
    Net gain on investments........................................................         11,785,492
                                                                                       ---------------
Increase in net assets from operations.............................................   $     12,302,000
                                                                                       ===============

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                       See Notes to Financial Statements.

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REICH & TANG EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996

================================================================================

                                                                                  1997                        1996
                                                                              ------------                ------------

INCREASE (DECREASE) IN NET ASSETS


Operations:

   Net investment income...................................................  $     516,508               $     874,929

   Net realized gain on investments........................................     14,165,978                  22,512,273

   Change in unrealized appreciation (depreciation) of investments.........  (   2,380,486)              (   5,800,512)
                                                                              ------------                ------------

   Increase in net assets from operations..................................     12,302,000                  17,586,690

Distributions from:

   Net investment income...................................................  (     516,546)              (     874,270)

   Return of capital.......................................................           --                 (         728)

   Net realized gain on investments........................................  (  14,163,425)              (  13,865,880)

Capital share transactions (Note 3)........................................  (     369,108)              (  23,878,019)
                                                                              ------------                ------------

   Total increase (decrease)...............................................  (   2,747,079)              (  21,032,207)

Net Assets:

   Beginning of year.......................................................     91,300,454                 112,332,661
                                                                              ------------                ------------
   End of year ............................................................  $  88,553,375               $  91,300,454
                                                                              ============                ============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

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REICH & TANG EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

1. Summary of Accounting Policies

Reich & Tang Equity Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing primarily in equity securities which management of the Fund believes to be undervalued. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -

     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) Federal Income Taxes -

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c) Use of Estimates -

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d) General -

     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions which exceed net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.


-------------------------------------------------------------------------------

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================================================================================

2. Investment Management Fees and Other Transactions with Affiliates

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, L.P. ("The Manager") equal to .80% of the Fund's average daily net assets.

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .20% of the Fund's average daily net assets.

Pursuant to a Distribution and Service Plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund may pay certain costs associated with the distribution of the Fund's shares subject to a limit of 0.05% of the Fund's average net assets.

Brokerage commissions paid during the year to Reich & Tang Distributors L.P. amounted to $25,226.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $2,000 per annum plus $500 per meeting attended.

Included in the statement of operations under the caption "Shareholder servicing and related shareholder expenses" are expense offsets of $5,209. Included under the same caption are fees of $46,260 paid to Reich & Tang Services, L.P. an affiliate of the Manager as servicing agent for the Fund.

3. Capital Stock

At December 31, 1997 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $67,307,815. Transactions in capital stock were as follows:

                                                           Year Ended                              Year Ended
                                                        December 31, 1997                       December 31, 1996
                                                --------------------------------        --------------------------------
                                                    Shares             Amount               Shares             Amount
                                                -------------      -------------        -------------      -------------
 Sold........................................       3,012,372        $57,159,466            3,234,560        $61,060,226
 Issued on reinvestment of dividends.........         767,092         13,280,049              604,573         10,976,919
 Redeemed....................................  (    3,690,748)    (   70,808,623)      (    5,130,715)    (   95,915,164)
                                                -------------      -------------        -------------      -------------
 Net increase (decrease).....................          88,716     ($     369,108)      (    1,291,582)    ($  23,878,019)
                                                =============      =============        =============      =============

4. Investment Transactions

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $26,180,327 and $39,163,248, respectively. Accumulated undistributed net realized losses at December 31, 1997 amounted to $3,679.



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REICH & TANG EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================


5. Financial Highlights

                                                                       Year Ended December 31,
                                           -------------------------------------------------------------------------
                                              1997            1996           1995           1994            1993
                                              ----            ----           ----           ----            ----
 Per Share Operating Performance
 (for a share outstanding throughout the year)

 Net asset value, beginning of year.....  $     18.10      $     17.73     $    15.39     $     17.61    $     16.92
                                           ----------       ----------      ---------      ----------     ----------

 Income from investment operations:
 Net investment income..................         0.11             0.15           0.22            0.24           0.21

 Net realized and unrealized
   gains (losses) on investments........         2.38             2.83           4.10            0.05           2.12
                                           ----------       ----------      ---------      ----------     ----------

 Total from investment operations.......         2.49             2.98           4.32            0.29           2.33
                                           ----------       ----------      ---------      ----------     ----------
 Less distributions:
 Dividends from net investment income...  (      0.11)     (      0.15)    (     0.22)    (      0.24)   (      0.21)
 Distributions from net realized gains..  (      3.23)     (      2.46)    (     1.76)    (      2.27)   (      1.43)
                                           ----------       ----------      ---------      ----------     ----------

 Total distributions....................  (      3.34)     (      2.61)    (     1.98)    (      2.51)   (      1.64)
                                           ----------       ----------      ---------      ----------     ----------
 Net asset value, end of year...........  $     17.25      $     18.10     $    17.73     $     15.39    $     17.61
                                           ==========       ==========      =========      ==========     ==========
 Total Return...........................        13.8%            16.9%          28.2%            1.7%          13.8%

 Ratios/Supplemental Data

 Net assets, end of year (000)..........  $    88,553       $   91,300      $ 112,333     $    90,639     $  105,181

 Ratios to average net assets:
    Expenses............................         1.21%(a)         1.22%(a)       1.15%           1.17%          1.15%
    Net investment income...............          .56%            0.79%          1.21%           1.35%          1.15%
 Portfolio turnover rate................        29.59%           31.70%         27.69%          25.80%         26.69%
 Average commission rate paid (per share) $       .0431(b) $       .0455(b)       --              --             --


(a) Includes expenses paid indirectly, equivalent to .01% of average net assets.

(b)   Required by regulations issued in 1995.

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REICH & TANG EQUITY FUND, INC.
INDEPENDENT AUDITOR'S REPORT

================================================================================

The Board of Directors and Shareholders
Reich & Tang Equity Fund, Inc.


We have audited the accompanying statement of net assets of Reich & Tang Equity Fund, Inc. as of December 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highligths are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reich & Tang Equity Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


                                                     \s\McGladrey & Pullen, LLP






New York, New York
January 23, 1998


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-----------------------------------------------------
This   report   is   submitted   for   the   general
information of the  shareholders  of the Fund. It is
not  authorized  for   distribution  to  prospective
investors   in   the   Fund   unless   preceded   or
accompanied  by  an  effective   prospectus,   which
includes    information    regarding    the   Fund's
objectives   and   policies,   experience   of   its
management,   marketability  of  shares,  and  other
information.
-----------------------------------------------------

Reich & Tang Equity Fund, Inc.

     600 Fifth Avenue
     New York, New York 10020


Manager

     Reich & Tang Asset Management L.P.
     600 Fifth Avenue
     New York, New York 10020


Custodian, Transfer Agent &
     Dividend Disbursing Agent

     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105







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REICH & TANG
EQUITY FUND, INC.






                                                    Annual Report
                                                  December 31, 1997




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